UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT
                  Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934



                          August 1, 2003
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         Date of Report (Date of earliest event reported)



                       NOVO NETWORKS, INC.
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      (Exact name of registrant as specified in its charter)




          Delaware               0-28579           75-2233445
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(State or other jurisdiction   (Commission       (IRS Employer
      of incorporation)        File Number)   Identification No.)



2311 Cedar Springs Road, Suite 400, Dallas, Texas       75201
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    (Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code  (214) 777-4100
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  (Former name or former address, if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure

     On August 13, 2003, the Registrant received Jan Robert Horsfall's letter of resignation from the Registrant's Board of Directors, effective August 12, 2003. Mr. Horsfall held a seat as a Class I Director. Russell W. Beiersdorf will continue as the sole Class I Director until such time, if any, as the Board of Directors appoints an individual to fill the remainder of Mr. Horsfall's term. Class I Directors are up for re-election by the Registrant's Stockholders at the 2003 Annual Meeting.

     Effective August 1, 2003, Susie C. Holliday resigned from the position of Senior Vice President of Accounting with the Registrant in order to pursue other interests. Ms. Holliday was responsible for the Registrant's accounting activities and procedures and served in the capacity of the Registrant's
Principal Accounting Officer. Ms. Holliday's titles and responsibilities have been assumed by Patrick G. Mackey, the Registrant's Senior Vice President of Administration.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              NOVO NETWORKS, INC.


Date:  August 14, 2003        By: /s/ STEVEN W. CAPLE
                                 ---------------------------------
                              Name:     Steven W. Caple
                              Title:    President








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